ProximaX Agreement	9 Months Ended
Sep. 30, 2018
Proximax Agreement
ProximaX Agreement
11.	ProximaX Agreement

On March 21, 2018, as a first step in providing services through PeerStream Business Solutions, the Company entered into a technology services agreement with ProximaX whereby the Company agreed to provide certain development and related services to ProximaX to facilitate the implementation of PSP into ProximaX’s proprietary blockchain protocol that is currently under development. Pursuant to the terms of the agreement, ProximaX agreed to pay the Company up to an aggregate of $10.0 million either in cash or in certain highly liquid cryptocurrencies in exchange for the Company’s services, with $5.0 million due upon the successful consummation of a future initial coin offering by ProximaX and up to an additional $5.0 million due upon the Company’s achievement of certain development milestones set forth in the agreement. In addition, ProximaX agreed to issue the Company a number of tokens equal to 2.4% of all outstanding tokens on the date of the planned initial coin offering and to reserve an additional 2% of such tokens to be issued as payment for future services provided by the Company, subject, in each case, to such initial coin offering generating aggregate gross proceeds of at least $30.0 million.

On April 30, 2018, ProximaX closed its initial coin offering, which generated aggregate gross proceeds in excess of $30.0 million for purposes of the technology services agreement. On May 6, 2018, as agreed under the terms of the technology services agreement, ProximaX paid the Company the $5.0 million fee due upon consummation of its initial coin offering in Ethereum, which the Company immediately converted into cash. The Company recorded approximately $113.0 thousand in transaction and conversion fees for the three months ended June 30, 2018 associated with the conversion of Ethereum into U.S. dollars. On June 2, 2018, the Company received 216.0 million XPX tokens from ProximaX, representing 2.4% of the XPX tokens issued by ProximaX in its initial coin offering, generating contract revenue of approximately $3.4 million. XPX tokens began trading on the Kryptono Exchange on June 2, 2018 and the quoted market price of $0.01559 was used to determine the initial fair value of tokens. As of September 30, 2018 at approximately 5:00 PM, Eastern Time, during the impairment period, XPX tokens were trading at a price equal to $0.00386 per token, and our 216.0 million XPX tokens had an aggregate fair value of approximately $0.8 million. The fair value change of the digital tokens of $2,535,235 was reflected as impairment loss on digital tokens in the statement of operations.